Investor Presentation November 2011 Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors. The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. Lumos
Networks Corp. uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.
Special Note Regarding Forward-Looking Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,”
“intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications industry; our ability to achieve benefits from our separation from NTELOS Holdings Corp; our ability to successfully integrate the operations of the FiberNet business and increase revenues and manage churn in this business; our ability to offset expected revenue declines in our RLEC business related to the recent regulatory developments and carriers grooming their networks; the failure to realize synergies and cost savings from the acquisition of the FiberNet business or delay in realization thereof; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain supplier
s and vendors; Failure to complete the business separation of the wireless and wireline operations in an orderly fashion as currently structured and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.

Investment themes
Unique assets provide operating leverage and competitive advantage, positioning Lumos Networks as region’s provider of choice
Established platform for growth
Attractive combination of growth and income

Unique assets provide operating leverage and competitive advantage, positioning Lumos Networks as region’s provider of choice

LUMOS NETWORKS

Market Areas
Serving more than 100 areas across Virginia, West Virginia, Maryland, Pennsylvania, Kentucky and Ohio.
PA
OH
WV
KY
VA
Erie
Meadville
Oil City
Youngstown
Mercer
Clearfield
Butler
State College
Altoona
Pittsburgh
Weirton
Steubenville
Greensburg
Johnstown
Carlisle
Washington
Wheeling
St. Clairsville
Moundsville
Uniontown
Chambersburg
Columbus
Hancock
Frostburg
Cumberland
Berkeley Springs
Hagerstown
Morgantown
New Martinsville
Fairmont
Kingwood
Oakland
Martinsburg
Frederick
Circleville
Marietta
Vienna
Parkersburg
Bridgeport
Clarksburg
Inwood
Tuscarora
Winchester
Leesburg
Athens
Jackson
Weston
Buckhannon
Ashburn
Washington DC
Ravenswood
Point Pleasant
Glenville
Gallipolis
Ripley
Spencer
Burnsville
Portsmouth
Gassaway
Sutton
Warrenton
Ironton
Webster Springs
Edray
Clendenin
Ashland
Elkview
Charleston
Culpeper
Harrisonburg
Madison
Huntington
Summersville
Milton
Hillsboro
Montgomery
Richwood
Staunton
Waynesboro
Madison
Charlottesville
White Sulphur Springs
Clifton Forge
Oak Hill
Lewisburg
Logan
Whitesville
Beckley
Lexington
Williamson
Hinton
Covington
Pineville
Richmond
Troutville
Glen Lyn
Princeton
Blacksburg
Roanoke
Lynchburg
Bedford
Farmville
Christiansburg
Tazewell
Bluefield
Salem
Radford
Wytheville
Rocky Mount
Bristol
Abingdon
Martinsville
Danville
South Boston
Kingsport
Johnson City
Greensboro
Fiber Network
Existing
Network Partner
Future
Markets
ILEC Areas
Acquired
Future
Upgraded 2009-2011
Legacy 2009

Advanced, dense regional fiber network
Provides service to more
than 100 markets in Mid-
Atlantic region
Network footprint includes
approximately 185,000
businesses
Supports IP based and
Ethernet applications
Over 50,000 current
customer relationships
5,800 fiber route miles
State-of-the-art Cisco IP
network
RLEC with 98% 6MB+
broadband coverage
Video and fiber passes
approximately one-third of
the RLEC base
Provider of Choice

57 57 57
63
71
91
109
132
0
20
40
60
80
100
120
140
Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11
Fiber-Fed Cell Sites
633
647
687
705
752
830
903
949
500
600
700
800
900
1000
Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11
On-Net Buildings ¹
76
86
89
91
143
144
146
147
0
30
60
90
120
150
Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11
Co-locations
2,511
4,746 4,786
4,940 4,941
5,767 5,788 5,801
0
2,000
4,000
6,000
8,000
Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11
Fiber Route Miles
Network positioned for the future
$266 million invested into network in previous 18 months
$ 77 million in capital expenditures; $189 million in acquisitions (network expansion)
Connections to major data centers support exploding Cloud computing demand
Capacity to support significant market opportunity for on-net retail and wholesale customer expansion
Extensive rural fiber network footprint creates competitive advantages in the market
1
On-Net Buildings excludes FiberNet.
Provider of Choice

Mike Moneymaker
President
Mary McDermott
SVP-Legal & Regulatory
Frank Berry
EVP-Chief Operating Officer
Joe Leigh
VP-Human Resources
Hal Covert
EVP-Chief Financial Officer
Glenn Butler
VP-Engineering & Technology
Dave Keller
SVP-Sales, Marketing & Customer Care
Diego Anderson
VP-Operations
Wes Wampler
Director-Investor Relations
Ken Boward
SVP-Finance & Controller

Brand positioning highlights our innovative services and commitment to provide support from well-
trained, dedicated employees
Experienced direct sales and sales engineering teams in-market
Exceptional customer service
93% of calls answered within 10 seconds
91% first-call resolution
Net Promoter scores in top tier across all industries
Strong long-term customer relationships
90% of key vertical account revenues in 2007 are still billing in 2011
75% of revenues in all customer accounts with monthly recurring revenues of $1,000 or greater in 2007 are still billing in 2011 – 0.6% monthly churn
Experienced management team
Each member of operating  management has 10 or more years of experience with wireline business
Key contributors to development of Competitive segment and transition to data strategy
Led execution and integration of recent acquisitions
“Our technology comes with people”
Provider of Choice

Established platform for growth *********************

Businesses (000)
~23
~185
Lumos Networks
Market Opportunity
Wireless Cell Sites
132

Leverage regional scale
Sell advanced data services to recently-entered Pennsylvania and West Virginia markets
Increase on-net buildings and expand reach in existing markets
Leverage sophisticated sales and sales engineering teams
Up-sell existing enterprise customers to capture growing data demand
Sell advanced services, including managed services and hosting
On-network profile facilitates growth of bandwidth and new applications with minimal incremental investment
Aggressively pursue fiber-to-the-cell opportunities
Strong early-stage wireless carrier demand in footprint
Positioned for regional 4G deployment expected in 2012 and beyond
Expand footprint through organic edge-out and accretive acquisitions
Strategies for growth and revenue opportunities
Platform for Growth
Opportunities offer attractive returns as revenue density enhances capital efficiency and on-network sales drive margin growth
~2000

Up-sell existing enterprise customers
•
2  locations - Leased facilities  and fiber
•
Primarily Voice Service
•
Monthly Recurring Revenue (MRR) = $2K
•
37  locations - Primarily On-net locations
•
Voice Service + Metro Ethernet Network
•
Increased MRR to $65K
•
Capital investment = $1.0M
•
Payback ~ 18 months
Enterprise Case Study B
Healthcare Customer
Yesterday
Today
Today
Enterprise Case Study A
Education Customer
Yesterday
•
Data circuits
•
Monthly Recurring Revenue (MRR) = $11K
Platform for Growth
Advanced Ethernet products meet key vertical customers’ growing broadband needs
Dense fiber network in under-served markets differentiates Lumos Networks as the provider of choice
On-network existing customer up-sell drives incrementally higher margins
•
Data circuits, Internet bandwidth, IP voice
and connection to major data center
•
Increased MRR to $29K
•
Capital investment = $100K
•
Payback ~ 7 months

Early-Stage Enterprise Ready Market
Colo Colo
A A
Colo Colo
B B
Long haul
Fiber
Haul
Fiber
Mid-Stage Enterprise Ready Market
Colo Colo
A A
Colo Colo
B B
Additional customer Additional customer
sites + New sites + New
customers customers
Natural market evolution provides opportunity
Early-stage markets generate sufficient revenues to meet initial capital ROI requirements
As markets mature, incremental customers, remote locations and additional rings are added
Approximately 75% of addressable in-market businesses are early-stage
Drives free cash flow growth from operating leverage and capital efficiency

Platform for Growth

Impressive enterprise growth trends in key verticals
Up-sell existing enterprise customers
Monthly recurring revenue (MRR) in key verticals has grown 20% annually (CAGR) from 2007 to 2011 and is 45% of large account revenue
Average MRR per customer is growing
Market evolution provides opportunity for new enterprise customers
Number of “Large Customer” accounts in key verticals has grown 12% annually (CAGR) from 2007 to 2011
11
Platform for Growth
0.0
0.5
1.0
1.5
2.0
2007 2011
Monthly Recurring Revenue
Regional Banking
Local/Regional
Government
Education
Healthcare
0
50
100
150
200
250
300
350
2007 2011
Large Customer Accounts
Regional Banking
Local/Regional
Government
Education
Healthcare
($mm)
Note:  Organic growth, excluding recent acquisitions.  “Large Customers” are defined as customers with $1,000 or greater MRR.

Fiber to the cell site: A high growth wholesale opportunity
Approximately 2,000 sites within three miles of existing network
First customer provides a five-year payback and funds the site
Average of more than two carriers per site
Second and successive customers drive cash flow and margin
Long-term growth in bandwidth demand and additional carriers continue to enhance returns
Illustrative Wireless Cell Site Economics
Average
Capital
Investment
$80K/site
One Carrier
Annual EBITDA:
$15K to $18K
Payback:
5 years
Two Carriers
Annual EBITDA:
$30K to $36K
Payback:
2 to 3 years
12
Three to Five
Carriers
Annual EBITDA:
$45K to $90K
Payback:
1 to 2 years
Platform for Growth
Contracts of 5 to 10 years and multiple carriers per site drive long-term profitable revenue streams

Wholesale growth: Strong and accelerating with 4G
Monthly Recurring Revenue (MRR) from Top 6 wireless carriers has grown 33% annually (CAGR)
from 2007 to 2011
Early-stage: Significant increases in demand will be driven by future 4G deployment
4G deployment in Lumos Networks region commenced in the second half of 2011 and is expected through 2014

Platform for Growth

Attractive combination of growth and income

Pro forma capitalization: Strong balance sheet

Pro forma as of
September 30, 2011
($mm)
Cash and cash equivalents $20.5
Restricted cash 8.1
$28.5
Revolver ($60mm total) $30.0
Term Loan A 110.0
Term Loan B 200.0
340.0
Capital leases 2.3
Total Debt $342.3
PF Total Debt / LTM  Adjusted EBITDA 3.5x
PF Net Debt / LTM  Adjusted EBITDA 3.2x
Available capital to support growth initiatives
Growth and Income

Competitive segment revenue composition: Transition to data
Competitive segment now accounts for 75% of company revenues
Strong data growth offsetting voice declines
Wholesale, enterprise data and SMB/Residential revenues are up 11% year over year; now nearly
60% of segment revenues
Significance of voice revenues declining; now only about one-third of segment revenues
16
Note:  2010 revenue is Pro Forma for FiberNet.
Growth and Income
$15.8
$15.7
$15.6
$15.1
$14.4
$13.8 $13.4
$19.2
$19.6
$20.2
$20.6
$20.8
$21.6
$22.4
3.8
3.2
3.4 3.4
3.2
3.1
2.8
2
7
12
17
22
Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11
Voice & LD Wholesale / Enterprise Data/SMB-Residential Data Other
($mm)

Addressable market significantly increased
Recent network investments made to generate increasing returns in 2012 and beyond
Metro Ethernet products have been launched into 24 new markets in 2011;  7 more planned by year-end, totaling an increase of 79% for the year
Metro fiber ring reach in 18 markets; planned to be 29 by year-end
As markets mature, revenues grow with increased penetration and data demand
Early stages of revenue growth potential from recent acquisitions
Growth and Income

$60
$50
$40
$30
$20
$10
$0
$35
$34
$36
$41
$53
$52
$51
$6
$6
$6
$10
$18
$16
$16
$14
$14
$15
$17
$21
$22
$22
$15
$14
$15
$14
$14
$14
$13
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11

$30
$20
$10
$0
$19
$19
$19
$21
$24
$25
$25
$9
$9
$9
$11
$14
$15
$16
$10
$10
$10
$10
$10
$10
$9
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11

Adjusted EBITDA
(1) Revenue
(1)
Operating strategy and acquisitions successfully shifting business mix
Competitive
RLEC
Competitive Data RLEC
($ mm)
($ mm)
Growth and Income
Competitive Voice & Other
(1) Reported results; not pro forma for acquisitions
Data focus drives growth in the Competitive segment
Access revenues will be impacted by Regulatory Reform and continued network grooming by carriers

$200
$100
$0
$126
$129
$131
$146
$213
$209
2007
2008
2009
2010
2010
LTM

$100
$50
$0
$64
$68
$70
$77
$96
$98
51%
52%
54%
53%
45%
48%
2007
2008
2009
2010
2010
LTM

$60
$30
$0
$25
$35
$37
$40
$45
$60
2007
2008
2009
2010
2010
LTM

$60
$30
$0
$39
$33
$33
$37
$51
$38
2007
2008
2009
2010
2010
LTM

Strong margins and recurring free cash flow
($ in millions)
(1) Pro forma 2010 includes FiberNet results from January 1, 2010.  LTM pro forma for the twelve months ended September 30, 2011, reflects results of FiberNet from July 1, 2010.
(2) Throughout this presentation, Free Cash Flow is defined as consolidated adjusted EBITDA less CAPEX, exclusive of assets acquired from Allegheny Energy, Inc.
on December 31, 2009 and FiberNet on December 1, 2010.
(3) LTM includes approximately $6 million of one-time capital expenditures related to the integration of FiberNet.
Free Cash Flow (2)
Total Revenue
Adj. EBITDA/Margin %
Capital Expenditures
Historical
Pro forma for FiberNet
Pro forma
(1)
Pro forma
(1)
Pro forma
(1)(3)
Pro forma
(1)(3)
Growth and Income
LTM reflects post acquisition network capital investments to support market expansion and service offerings
Recurring cash flow stream to support dividend:
Unique among Competitive providers
Current annualized  dividend of $12 million ($0.56 per share)

Investment themes
Unique assets provide operating leverage and competitive advantage, positioning Lumos Networks as region’s provider of choice
Established platform for growth
Attractive combination of growth and income

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Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2006 2007 2008 2009 2010
Operating Income $36 $36 $39 $41 $41
Depreciation and Amortization 26 27 27 29 31
Equity Based Compensation 2 1 1 - 2
Voluntary Early Retirement  and Workforce Reduction Plans - - 1 - 3
Adjusted EBITDA $64 $64 $68 $70 $77
Year Ended
-
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11
Operating Income $10 $10 $11 $10 $12 $13 $13
Depreciation and Amortization 7 8 7 9 11 11 11
Equity Based Compensation 1 - 1 - 1 1
Voluntary Early Retirement  and Workforce Reduction Plans - - - 2 - - -
Adjusted EBITDA $18 $18 $19 $21 $24 $24 $25
Three Months Ended